UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 1, 2026

SHUTTLE PHARMACEUTICALS HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41488	82-5089826
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

401 Professional Drive, Suite 260

Gaithersburg, MD 20879

(Address of principal executive offices) (Zip Code)

(240) 430-4212

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock $0.00001 per share	SHPH	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into A Material Definitive Agreement.

Merger Agreement

General Description of the Merger Agreement

On May 6, 2026 (the “Closing Date”), Shuttle Pharmaceuticals Holdings, Inc., a Delaware corporation (“Shuttle” or “Acquiror”), completed its previously announced merger pursuant to an Agreement and Plan of Merger (the “Merger Agreement”), entered into on April 30, 2026 by and among the Acquiror, Shuttle Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Shuttle (“Merger Sub”) and United Dogecoin Inc., a Delaware corporation (the “Company”). The transactions contemplated by the Merger Agreement are referred to herein as the “Transactions” and the closing of the Transactions is referred to herein as the “Closing”.

Pursuant to the terms and conditions of the Merger Agreement, the Acquiror filed a certificate of merger (the “Certificate of Merger”) with the Secretary of State of the State of Delaware (such time of the filing of the Certificate of Merger, the “Effective Time”), in accordance with the General Corporation Law of the State of Delaware. Pursuant to the Certificate of Merger, Merger Sub merged with and into the Company (the “Merger”), with the Company surviving the Merger as the Surviving Corporation (as defined in the Merger Agreement). As a result of the Merger, the Company became a direct wholly owned subsidiary of Acquiror and all of the property, rights, privileges, powers and franchises of the Company and Merger Sub vested in the Surviving Corporation and all of the debts, liabilities and duties of the Company and Merger Sub became the debts, liabilities and duties of the Surviving Corporation.

Transaction Consideration

At the Effective Time, by virtue of the Merger and without any action on the part of the Company, Acquiror, Merger Sub or the holders of any existing common stock of the Company (the “Existing Company Common Stock”): (i) each share of common stock of Merger Sub, issued and outstanding immediately prior to the Effective Time was converted into one validly issued, fully paid and nonassessable share of common stock of the Company (the “Company Common Stock”); and (ii) each share of Existing Company Common Stock of the Company (collectively, the “Existing Company Stock”) issued and outstanding immediately prior to the Effective Time was canceled and converted into the right to receive a portion of the Merger Consideration (as defined herein), consisting of a newly designated Series B-1 convertible preferred stock, par value $0.00001 per share, of the Acquiror (the “Series B-1 Preferred Stock”), with each holder of such shares receiving, for each share of Existing Company Stock held immediately prior to the Effective Time, a pro rata portion of the Merger Consideration. The 8,403 shares of Series B-1 Preferred Stock issued in connection with the Merger is referred to as the “Merger Consideration.”

Subject to the receipt by the Acquiror of stockholder approval (the “Requisite Approval”) for the issuance of shares of common stock in connection with the conversion of the Series B-1 Preferred Stock, each share of Series B-1 Preferred Stock will be convertible into 4,033 shares of common stock of the Acquiror, par value $0.00001 (the “Acquiror Common Stock”) with an initial conversion price of $1.24 per share, subject to adjustment and subject to a beneficial ownership limitation of 4.99% (or up to 19.99% at the election of the holder).

In addition, holders of Existing Company Stock shall be entitled to receive up to 122,927,528 pre-funded warrants (“Pre-Funded Warrants”) exercisable for a like number of shares of Acquiror Common Stock upon the new wholly-owned subsidiary meeting certain Milestone Events (as defined in the Merger Agreement). Such Pre-Funded Warrants will be issuable only in the event the Acquiror obtains the Requisite Approval and stockholder approval for the issuance of the Pre-Funded Warrants.

Financial Advisor Fees

In connection with the Merger, the Acquiror issued to E.F. Hutton & Co. (i) 750 shares of Series B-1 Preferred Stock convertible, subject to Requisite Approval, into 3,024,749 shares of Acquiror Common Stock at a conversion price of $1.24 per share, subject to adjustment and subject to a beneficial ownership limitation of 4.99% (or up to 19.99% at the election of the holder), and agreed to issue (ii) Pre-Funded Warrants to purchase up to an aggregate of 11,066,114 shares of Acquiror Common Stock upon the achievement of the Milestone Events (subject to Requisite Approval and stockholder approval for the issuance of the Pre-Funded Warrants).

The foregoing summary of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of such document, which was filed as Exhibit 2.1 to the Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on May 1, 2026.

PIPE Financing

As previously announced, on April 30, 2026, the Acquiror entered into a Securities Purchase Agreement (the “Securities Purchase Agreement”) with certain accredited investors party thereto (each, a “Purchaser” and collectively, the “Purchasers”), pursuant to which the Acquiror agreed to issue (i) 1,910 newly designated Series B-2 convertible preferred stock, par value $0.00001 (the “Series B-2 Preferred Stock”) and (ii) common stock purchase warrants (the “Common Warrants” and together with the Series B-2 Preferred Stock, the “PIPE Securities”) to purchase up to 100% of the number of shares of Common Stock underlying the Series B-2 Convertible Preferred Stock as of the Closing Date, exercisable for a period of three (3) years at an exercise price of $1.03 per share (the “PIPE Financing”). On May 6, 2026, the PIPE Financing closed with the issuance of $9,550,000 of such Series B-2 Preferred Stock and Common Warrants.

Upon subsequent receipt of Stockholder Approval (as defined in the Securities Purchase Agreement), the shares of Series B-2 Convertible Preferred Stock will be automatically convertible (the “B-2 Share Conversion” and together with the B-1 Share Conversion, the “Conversions”), at a conversion price of $1.03 (subject to adjustment), into an aggregate of approximately 9,271,845 shares of Company Common Stock, subject to customary beneficial ownership limitations.

In addition, subject to the receipt of stockholder approval, the Acquiror agreed to issue to the Purchasers Pre-Funded Warrants to purchase up to 31,486,189 shares of Acquiror Common Stock in the aggregate (the “Milestone Shares”) if all three Milestone Events are achieved.

Under the Securities Purchase Agreement, the Acquiror is obligated to seek Stockholder Approval (as defined in the Securities Purchase Agreement) to, among other things, approve the issuance of Acquiror Common Stock upon the B-2 Conversion. The Pre-Funded Warrants will not be issuable until the Acquiror receives Stockholder Approval. Pursuant to the Securities Purchase Agreement, the Acquiror has agreed to file a registration statement (a “Registration Statement”) which will have been declared effective within 15 days of receipt of Stockholder Approval (or declared effective within 45 days of receipt of Stockholder Approval in the event the Securities and Exchange Commission (the “Commission”) determines to review the Registration Statement). Notwithstanding anything to contrary, in the event that no Milestone Shares (and/or Pre-Funded Warrants) have been issued pursuant to the Securities Purchase Agreement on or before the date that the Registration Statement is declared effective by the Commission, the Acquiror shall not be obligated to include any such Milestone Shares on such Registration Statement, and shall instead be obligated to include such Milestone Shares on a subsequent resale registration statement required to be filed and declared effective by the Commission within thirty (30) days of a Milestone Event.

Copies of the Form of Common Warrant, Form of Pre-Funded Warrant and Securities Purchase Agreement were filed as Exhibits 4.1, 4.2 and 10.1, respectively, to the Current Report on Form 8-K filed with the SEC on May 1, 2026, and are incorporated herein by reference, and the foregoing description of the Common Warrant, Pre-Funded Warrant and Securities Purchase Agreement is qualified in their entirety by reference thereto.

Second Amendment to Asset Purchase Agreement

On April 30, 2026, the Acquiror entered into a Second Amendment (the “Second Amendment”) to Asset Purchase Agreement (the “Asset Purchase Agreement”) with 1563868 B.C. Ltd., a Canadian limited corporation and the Company’s wholly owned subsidiary (“Purchaser”), 1542770 BC Ltd., a Canadian limited corporation (“Seller”), and ZhiTian (Andy) Zhang, an individual residing in Vancouver, Canada (“Seller Guarantor”), dated as of November 20, 2025, as amended by that First Amendment to Asset Purchase Agreement, dated December 23, 2025 (the “First Amendment” and the Asset Purchase Agreement, as amended, the “APA”).

Pursuant to the terms and conditions of the Second Amendment, on the Effective Date, the Acquiror (i) issued 270 shares of Series B-1 Convertible Preferred Stock to Seller (such shares, the “Seller B-1 Preferred Stock”) and (ii) will pay $3,646,642 in cash as payment of the First Installment Payment and Second Installment Payment (both as defined in the APA). In addition, pursuant to the Second Amendment, the Seller shall be entitled to receive up to three installments of Pre-Funded Warrants in connection with the Milestone Events, each installment exercisable for 1,281,438 shares of Common Stock (for a total of up to 3,844,314 shares of Common Stock if all three Milestone Events are achieved). In connection with the Amendment, Seller will return to the Acquiror for cancellation, 320,496 shares of Common Stock issued to the Seller pursuant to the First Amendment.

The Second Amendment contains customary representations, warranties and covenants that were made solely for the benefit of the parties to the Second Amendment.

The foregoing description of the Second Amendment is qualified by reference to the full text of the Second Amendment, a copy of which is attached as Exhibit 10.3 to the Current Report on Form 8-K filed with the SEC on May 1, 2026, and incorporated herein by this reference.

Series B-1 Preferred Stock Certificate of Designations and Series B-2 Preferred Stock Certificate of Designations

On May 1, 2026, the Acquiror filed with the Secretary of State of the State of Delaware a Certificate of Designation of Preferences, Rights and Limitations of the Company’s Series B-1 Preferred Stock (the “Certificate of Designation of Series B-1 Preferred Stock”) in connection with the Merger. The terms of the Series B-1 Preferred Stock are as set forth in the Certificate of Designation of Series B-1 Preferred Stock, attached hereto as Exhibit 3.1 to this Current Report on Form 8-K.

In connection with the PIPE Financing and pursuant to the Securities Purchase Agreement, on May 1, 2026, the Acquiror filed with the Secretary of State of the State of Delaware a Certificate of Designation of Preferences, Rights and Limitations of the Series B-2 Preferred Stock (the “Certificate of Designation of Series B-2 Preferred Stock”). Subject to the Requisite Approval for the issuance of shares of common stock in connection with the conversion of the Series B-2 Preferred Stock, the shares of Series B-2 Preferred Stock will be automatically initially convertible, at a conversion price of $1.03 (subject to adjustment), into an aggregate of approximately 9,271,845 shares of Company Common Stock, subject to customary beneficial ownership limitations.

The Series B-2 Preferred Stock contains anti-dilutive features as set forth in the Certificate of Designation of the Series B-2 Preferred Stock. Neither the Series B-1 Preferred Stock or the Series B-2 Preferred Stock have voting rights or rights to receive any dividends. There is no established public trading market for the Series B-1 Preferred Stock or the Series B-2 Preferred Stock and the Company does not intend to list either the Series B-1 Preferred Stock or Series B-2 Preferred Stock on any national securities exchange or nationally recognized trading system.

The foregoing descriptions of the Series B-1 Preferred Stock and Series B-2 Preferred Stock does not purport to be complete and is qualified in their entirety by reference to the Certificates of Designation, copies of which are filed as Exhibit 3.1 and 3.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The disclosure required by this Item in connection with the Closing and included in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The disclosure set forth above in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference. The issuance of the securities set forth in Item 1.01 has not been registered under the Securities Act of 1933, as amended (the “Securities Act”), in reliance upon the exemption from registration provided by Section 4(a)(2) of the Securities Act.

Item 3.03 Material Modification to Rights of Security Holders.

To the extent required by Item 3.03 of Form 8-K, the information contained in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Co-Chief Executive Officer

On May 4, 2026, in connection with the consummation of the Merger and pursuant to the Merger Agreement, the Board of Directors of Shuttle approved the appointment of Ryan Trasolini, Chief Executive Officer of the Company, as Co-Chief Executive Officer of the Acquiror, effective at the Effective Time. No formal employment agreement between Mr. Trasolini and Shuttle has been entered into as of the date of filing this Current Report on Form 8-K.

A brief description of the qualifications and experiences of Mr. Trasolini is set forth below:

Mr. Trasolini is the chief executive officer and founding shareholder of the Company and has held the position of chief executive officer since December 2025. Since 2020, Mr. Trasolini has been the founding shareholder and an active investor in Sesh Products, Inc., a Delaware corporation. Mr. Trasolini was also the founding shareholder and an active investor in US Bitcoin Corporation, a Delaware corporation, from 2020 until the completion of a merger of equals transaction with Hut 8 Corp, a Delaware corporation, in 2023.

Mr. Trasolini has no family relationships with any of Shuttle’s directors or executive officers, and is not a party to, and does not have any direct or indirect material interest in, any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Resignation of Director

On May 3, 2026 (the “Termination Date”), independent director Oleh Nabyt resigned from the Board of Directors of Shuttle, effective as of the Termination Date. Mr. Oleh’s departure is not the result of any disagreements with management or Shuttle’s Board of Directors on any matter relating to Shuttle’s operations, policies or practices.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

To the extent required by Item 5.03 of Form 8-K, the information contained in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Businesses or Funds Acquired

The Acquiror will file the financial statements of the Company required by Item 9.01(a) as an amendment to this Current Report on Form 8-K no later than 74 calendar days after the required filing for this Current Report on Form 8-K.

(b) Pro Forma Financial Information

The Acquiror will file the pro forma financial information required by Item 9.01(b) as an amendment to this Current Report on Form 8-K no later than 74 calendar days after the required filing for this Current Report on Form 8-K.

Exhibit No.	Description
2.1*	Agreement and Plan of Merger, dated April 30, 2026, by and among Shuttle Pharmaceuticals Holdings, Inc., Shuttle Merger Sub, Inc and United Dogecoin, Inc.
3.1	Certificate of Designation of Series B-1 Preferred Stock
3.2	Certificate of Designation of Series B-2 Preferred Stock
4.1*	Form of Common Warrant
4.2*	Form of Pre-Funded Warrant
10.1*	Form of Securities Purchase Agreement, dated April 30, 2026, by and between Shuttle Pharmaceuticals Holdings, Inc. and the investors party thereto
10.2*	Second Amendment to Asset Purchase Agreement, dated April 30, 2026, by and among Shuttle Pharmaceuticals Holdings Inc., 1563868 B.C. Ltd., 1542770 BC Ltd. and ZhiTian (Andy) Zhang.
104	Cover Page Interactive Data File (embedded within the inline XBRL document)

*	Previously filed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHUTTLE PHARMACEUTICALS HOLDINGS, INC.
Dated: May 7, 2026
	By:	/s/ Christopher Cooper
	Name:	Christopher Cooper
	Title:	Interim Chief Executive Officer